Exhibit 77C
          Kemper Growth Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-1365
          Page 1


          A  special meeting  of  Registrant's  shareholders  was  held  on
          September  19, 1995.    Votes regarding  the  items submitted  to
          shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               91,095,074
                       WITHHELD           2,739,984

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               91,151,375
                       WITHHELD           2,683,683

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               91,179,526
                       WITHHELD           2,655,532

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               91,226,443
                       WITHHELD           2,608,615

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               91,132,608
                       WITHHELD           2,702,450

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR               91,104,458
                       WITHHELD           2,730,600












          Exhibit 77C
          Kemper Growth Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-1365
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               91,076,307
                       WITHHELD           2,758,751

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               91,179,526
                       WITHHELD           2,655,532

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR               91,217,060
                       WITHHELD           2,617,998


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       F0R               89,046,985
                       AGAINST            1,590,150
                       ABSTAIN            3,197,924




























          Exhibit 77C
          Kemper Growth Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-1365
          Page 3


          Item 3:  New Investment Management Agreement


                    Vote         Number
                    ----         ----------
                    F0R          87,012,575
                    AGAINST       2,446,752
                    ABSTAIN       4,375,729


          Item 4B: New Rule 12B-1 Distribution Plan (For Class B Shareholders Only)
          Kemper Municipal Bond Fund


                    Vote         Number
                    ----         ----------
                    F0R          23,327,593
                    AGAINST       1,187,425
                    ABSTAIN       1,677,592


          Item 4C: New Rule 12B-1 Distribution Plan (For Class C Shareholders Only)


                    Vote         Number
                    ----         ----------
                    F0R             132,199
                    AGAINST           1,742
                    ABSTAIN           8,857






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